UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2007

QUIDEL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

In connection with recent IRS’ interpretations of the rules and standards under Section 409A of the Internal Revenue Code (“Section 409A”) as such regulations relate to deferred pay arrangements, effective December 31, 2007, Quidel Corporation (the “Company”) amended certain of its employment, severance and change in control arrangements between the Company and its officers (the “Impacted Agreements”) in order to bring the Impacted Agreements into documentary compliance with Section 409A.  In this regard, set forth below is a description of the amendments to the Impacted Agreements.

A.                                    Amendment of Mason Employment Agreement.  Effective December 31, 2007, that certain employment agreement  between Caren L. Mason and the Company, dated as of August 20, 2004 (the “Mason Employment Agreement”), was amended to, among other matters: (i) provide for a lump sum payment in lieu of installment payments in the event Ms. Mason is entitled to certain severance payments thereunder, and (ii) modify the definition of “Good Reason” thereunder in light of Section 409A.  Attached as Exhibit 10.1 is the Amendment of Mason’s Employment Agreement, dated December 31, 2007.

B.                                    Amendment of Employment Offer Letters.  Each of the employment offer letters between the Company and Messrs. Bujarski, Radak and Tarbox (the “Employment Offer Letters”) provides for severance in the event of termination without cause.  Effective December 31, 2007, each of the Employment Offer Letters was amended to clarify that in the event executive is entitled to severance thereunder, such severance payment shall be paid in a lump sum within ten (10) days after the employment termination date.  Attached as Exhibits 10.2, 10.3 and 10.4 are the amendments of each of the Employment Offer Letters for Messrs. Bujarski, Radak and Tarbox, respectively, dated December 31, 2007.

C.                                    Amendment of Agreements Re: Change in Control:  Effective December 31, 2007, each of the current change in control agreements between the Company and certain officers (“Agreements Re: Change in Control”) were amended to, among other matters, (i) provide for a lump sum payment to executive in connection with any “Severance Payment” (as defined thereunder) in lieu of executive retaining discretion to select the Severance Payment in the form of installment payments, and (ii) modify the definition of “Qualifying Termination” thereunder in light of Section 409A. Attached as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 are each of the amendments of the Company’s Agreements Re: Change in Control, dated December 31, 2007.

The descriptions of the amendments to the Mason Employment Agreement, the Employment Offer Letters and each of the Agreements Re: Change in Control provided above are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1 through 10.11 and incorporated herein by reference.

Item 5.02                                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  The general terms and conditions of the amendments to the Mason Employment Agreement, the Employment  Offer Letters and each of the Agreements Re: Change in Control are discussed above in Item 1.01 of this current report on Form 8-K and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment of Employment Agreement, dated December 31, 2007, between Quidel Corporation and Caren L. Mason.

10.2	Amendment of Employment Offer Letter, dated December 31, 2007, between Quidel Corporation and Robert J. Bujarski.

10.3	Amendment of Employment Offer Letter, dated December 31, 2007, between Quidel Corporation and John M. Radak.

10.4	Amendment of Employment Offer Letter, dated December 31, 2007, between Quidel Corporation and Richard C. Tarbox III.

10.5	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Caren L. Mason.

10.6	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Michael J. Beck.

10.7	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Robert J. Bujarski.

10.8	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Thomas J. Foley.

10.9	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Scot M. McLeod.

10.10	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and John M. Radak.

10.11	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Richard C. Tarbox III.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2008

QUIDEL CORPORATION

	By:	/s/ Robert J. Bujarski
	Name:	Robert J. Bujarski
	Its:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amendment of Employment Agreement, dated December 31, 2007, between Quidel Corporation and Caren L. Mason.

10.2	Amendment of Employment Offer Letter, dated December 31, 2007, between Quidel Corporation and Robert J. Bujarski.

10.3	Amendment of Employment Offer Letter, dated December 31, 2007, between Quidel Corporation and John M. Radak.

10.4	Amendment of Employment Offer Letter, dated December 31, 2007, between Quidel Corporation and Richard C. Tarbox III.

10.5	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Caren L. Mason.

10.6	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Michael J. Beck.

10.7	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Robert J. Bujarski.

10.8	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Thomas J. Foley.

10.9	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Scot M. McLeod.

10.10	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and John M. Radak.

10.11	Amendment of Agreement Re: Change in Control, dated December 31, 2007, between Quidel Corporation and Richard C. Tarbox III.